UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 26, 2010 (February 26, 2010)

Date of Report (Date of earliest event reported)

SPECTRUM BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13615	22-2423556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Six Concourse Parkway, Suite 3300 Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

(770) 829-6200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously announced, on February 9, 2010, Spectrum Brands, Inc., a Delaware corporation (“Spectrum Brands”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Russell Hobbs, Inc., a Delaware corporation (“Russell Hobbs”), SB/RH Holdings, Inc., a Delaware corporation (“Parent”), Battery Merger Corp., a Delaware corporation and a direct wholly-owned subsidiary of Parent, and Grill Merger Corp., a Delaware corporation and a direct wholly-owned subsidiary of Parent. Under the Merger Agreement, (i) Battery Merger Corp. will merge with and into Spectrum Brands, with Spectrum Brands as the surviving corporation, and (ii) Grill Merger Corp. will merge with and into Russell Hobbs, with Russell Hobbs as the surviving corporation.

On February 26, 2010, Russell Hobbs announced Russell Hobbs’ preliminary financial results for the quarter, six months and trailing twelve months ended December 31, 2009. A copy of the press release for such announcement is attached hereto as Exhibit 99.1, which includes certain unaudited consolidated financial statements of Russell Hobbs and its subsidiaries. Russell Hobbs has supplied all information contained in the attached press release relating to Russell Hobbs and Spectrum Brands has not supplied any information contained in the attached press release relating to Spectrum Brands.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

This communication is being made in respect of a proposed business combination involving Spectrum Brands and Russell Hobbs. In connection with the proposed transaction, Parent plans to file with the SEC a Registration Statement on Form S-4 that includes the proxy statement of Spectrum Brands and that also constitutes a prospectus of Parent. The definitive Proxy Statement/Prospectus will be mailed to stockholders of Spectrum Brands. INVESTORS AND SECURITY HOLDERS OF SPECTRUM BRANDS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the Registration Statement and Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Spectrum Brands through the web site maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and Proxy Statement/Prospectus (when available) and other documents filed with the SEC can also be obtained on Spectrum Brands’ website at www.spectrumbrands.com.

PROXY SOLICITATION

Spectrum Brands, Russell Hobbs and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Spectrum Brands and Russell Hobbs stockholders in favor of the acquisition. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Spectrum Brands and Russell Hobbs stockholders in connection with the proposed acquisition will be set forth in the Proxy Statement/Prospectus when it is filed with the SEC. You can find information about Spectrum Brands’ executive officers and directors in its annual report on Form 10-K filed with the SEC on December 29, 2009. You can obtain free copies of these documents from Spectrum Brands in the manner set forth above.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated February 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 26, 2010	SPECTRUM BRANDS, INC.

	By:	/s/ ANTHONY L. GENITO
	Name: Title:	Anthony L. Genito Executive Vice President, Chief Financial Officer and Chief Accounting Officer